Exhibit  32

CERTIFICATION  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY OF 2002

In  connection  with  the  registration statement of Broadway International Development Corporation on Form 10-SB, as filed with the Securities and Exchange Commission  on  the  date hereof (the "Report"), each of the undersigned, in the capacities  and  on  the  dates indicated below, hereby certifies pursuant to 18 U.S.C.  Section  1350, as adopted pursuant to Section 906 of the Sarbannes-Oxley Act  of  2002,  that  to  the  best  of  his  knowledge:

1.

The  registration statement fully complies with the requirements of Section 13  (a)  or  15(d)  of  the  Securities  Exchange  Act  of  1934;  and

2.

The information contained in the registration statement fairly presents, in all  material respects, the financial condition and results of operation of the  Company.

Date: January 4, 2005

/s/ Jiaping Jiang

Jiaping  Jiang

Director  and  President